Other operating expenses	12 Months Ended
Dec. 31, 2021
Financial Debt
Disclosure of other operating expenses [text block]

28.    Other operating expenses

The Company had other operating expenses of €265,000 for the year ended December 31, 2021 compared to €459,000 for the year ended December 31, 2020, the evolution being mainly due to the impact of the initial measurement and re-measurement of the financial debt. The impact of the recoverable cash advances is further detailed in note 16.1.

	For the year ended December 31
(in EUR 000)	2021	2020	2019
Recoverable cash advances
Initial measurement and re-measurement	385	147	(61)
R&D incentives (Australia)	645	1,000	425
Capitalization of R&D incentive	(615)	(573)	(493)
Other income/(expenses)	(150)	(115)	3
Total Other Operating Income/(Expenses)	265	459	(126)

The other operating expenses contain the R&D Incentive (Australia) that relates to an incentive to be received on development expenses incurred by the subsidiary in Australia. For the year ended December 31, 2021, €0.6 million has been deducted from the expenses capitalized and for the year ended December 31, 2020, €0.6 million has been deducted from the expenses capitalized in relation to this R&D Incentive.

The R&D Incentive (Australia) relates to incentive to be received on development expenses incurred by the subsidiary in Australia. The R&D incentive of €0.6 million for the year ended December 31, 2020 (2019: €493,000) has been deducted from the clinical expenses capitalized.